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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2003

                               XANSER CORPORATION

               (Exact name of registrant as specified in charter)


       Delaware                        001-05083                 74-1191271
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4000





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
Item 7. Financial Statements and Exhibits.

          99.1 Press Release dated August 1, 2003, reporting financial results for the three months and six months ended June 30, 2003.


Item 12. Results of Operations and Financial Condition and Exhibit

     A press release issued by Xanser Corporation on August 1, 2003 regarding financial results for the three and six months ended June 30, 2003 is attached hereto as Exhibit 99.1, and excluding the final paragraph thereof, is incorporated herein by reference. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               XANSER CORPORATION



Dated August 1, 2003               //s//  HOWARD C. WADSWORTH
                               -------------------------------------------------
                               Howard C. Wadsworth
                               Vice President, Treasurer and Secretary